Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 97,418,621.20
Previously Paid Amount	14,712.77
Total Fee Amount	14,914.79
Total Offset Amount	0.00
Net Fee	$ 202.02